THE LAZARD FUNDS, INC.

Lazard Emerging Markets Equity Portfolio

Supplement to Summary Prospectus dated April 30, 2014

The change described below is effective December 31, 2014.

The following replaces "Management – Portfolio Manager/Analysts" in the Summary Prospectus:

James M. Donald, portfolio manager/analyst on the Investment Manager's Emerging Markets Equity team, has been with the Portfolio since November 2001.

Rohit Chopra, portfolio manager/analyst on the Investment Manager's Emerging Markets Equity team, has been with the Portfolio since May 2007.

Monika Shrestha, portfolio manager/analyst on the Investment Manager's Emerging Markets Equity team, has been with the Portfolio since December 2014.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager's Global Equity and International Equity teams, has been with the Portfolio since July 1994.

December 19, 2014